UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 6, 2022

SACHEM CAPITAL CORP.

(Exact name of Registrant as specified in its charter)

New York	001-37997	81-3467779
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

698 Main Street, Branford, Connecticut	06405
(Address of Principal Executive Office)	(Zip Code)

Registrant's telephone number, including area code (203) 433-4736

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Ticker symbol(s)	Name of each exchange on which registered
Common Shares, par value $.001 per share	SACH	NYSE American LLC
7.125% Notes due 2024	SCCB	NYSE American LLC
6.875% Notes due 2024	SACC	NYSE American LLC
7.75% Notes due 2025	SCCC	NYSE American LLC
6.00% Notes due 2026	SCCD	NYSE American LLC
6.00% Notes due 2027	SCCE	NYSE American LLC
7.125% Notes due 2027	SCCF	NYSE American LLC
7.75% Series A Cumulative Redeemable Preferred Stock, Liquidation Preference $25.00 per share	SACHPRA	NYSE American LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter)

Emerging growth company     ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.     ☐

Item 1.01.	Entry into a Material Definitive Agreement.

On May 6, 2022, Sachem Capital Corp. (the “Company”) entered into an underwriting agreement (the “Underwriting Agreement”) with Ladenburg Thalmann & Co. Inc., as representative of the several underwriters named therein (the “Underwriters”), pursuant to which the Company agreed to sell to the Underwriters $27,500,000 aggregate principal amount of 7.125% notes due 2027 (the “Firm Notes”). In addition, the Company granted the Underwriters a thirty-day option to purchase up to an additional $4,125,000 aggregate principal amount of the 7.125% notes due 2027 to cover underwriter overallotments (the “Additional Notes” and, together with the Firm Notes, the “Notes”). The Notes were offered to the public at a purchase price equal to 100% of their principal amount. The Underwriters purchased the Notes at a 3.25% discount. The Notes were offered pursuant a prospectus supplement, dated May 6, 2022 (the “Prospectus Supplement”), to the Company’s shelf registration statement on Form S-3 (Registration No. 333-262859) (the “Registration Statement”) declared effective by the Securities and Exchange Commission on February 25, 2022 (the “Offering”). The Underwriting Agreement contains customary representations, warranties and covenants of the Company, customary conditions to closing, customary indemnification obligations of the Company and the Underwriters, including for liabilities under the Securities Act of 1933, as amended, and customary termination provisions. The representations, warranties and covenants contained in the Underwriting Agreement were made only for purposes of such agreement and as of specific dates, were solely for the benefit of the parties to such agreement and may be subject to limitations agreed upon by the contracting parties. Ladenburg Thalmann & Co. Inc. (NYSE American: LTS), Janney Montgomery Scott LLC, InspereX LLC and William Blair & Company, LLC acted as joint book-running managers for the Offering.

On May 11, 2022, the Company consummated the Offering. The estimated net proceeds of the Offering to the Company from the sale of the Firm Notes are approximately $26.3 million after payment of underwriting discounts and commissions and estimated offering expenses payable by the Company.

The Notes are unsecured, unsubordinated obligations of the Company and rank equally in right of payment with all the Company’s existing and future senior unsecured and unsubordinated indebtedness. The Notes are effectively subordinated in right of payment to all of the Company’s existing and future secured indebtedness (including indebtedness that is initially unsecured to which the Company subsequently grants a security interest) and structurally subordinated to all existing and future indebtedness of the Company’s subsidiaries.

The Notes bear interest at the rate of 7.125% per annum beginning on May 11, 2022, which will be payable quarterly in arrears on March 30, June 30, September 30 and December 30 of each year the Notes are outstanding. The first interest payment date will be September 30, 2022. The unpaid principal balance of the Notes and all accrued but unpaid interest thereon is payable in full on June 30, 2027.

The Company may, at its option, at any time and from time to time, on or after May 11, 2024, redeem the Notes, in whole or in part, at a redemption price equal to 100% of the outstanding principal amount thereof plus accrued and unpaid interest to, but excluding, the date fixed for redemption. On and after any redemption date, interest will cease to accrue on the redeemed Notes.

The Notes are subject to: (i) defeasance by the Company. “Defeasance” means that, by depositing with a trustee an amount of cash and/or government securities sufficient to pay all principal and interest if any, on the Notes when due and satisfying any additional conditions required under the Indenture (defined below), the Company will be deemed to have been discharged from its obligations under the Notes; and (ii) a covenant that prohibits the Company from paying any dividends or making any distributions in excess of 90% of its taxable income, incurring any indebtedness or purchasing any shares of its capital stock unless it has an “Asset Coverage Ratio” of at least 150% after giving effect to the payment of such dividend, the making of such distribution or the incurrence of such indebtedness. “Asset Coverage Ratio” means the ratio (expressed as a percentage) of the value of the Company’s total assets bears to the aggregate amount of its indebtedness.

The Notes have been approved for listing on the NYSE American LLC with a trading symbol of “SCCF” and are expected to begin trading on or about May 12, 2022.

In connection with the Offering, the Company and U.S. Bank Trust Company, National Association (as successor in interest to U.S. Bank, N.A.), as trustee, entered into a Sixth Supplemental Indenture, dated May 11, 2022 (the “Indenture”). The Indenture provides for the form and terms of the Notes and the issuance of the Notes as a new series of securities of the Company. The Indenture also contains events of default and cure provisions.

The foregoing descriptions of the Underwriting Agreement, Indenture and the Notes do not purport to be complete and are qualified in their entirety by reference to the full text of such documents, copies of which are attached to this Current Report on Form 8-K as Exhibits 1.1, 4.1 and 4.2, respectively, and incorporated herein by reference and into the Company’s Prospectus Supplement and the related base prospectus, which forms a part of the Registration Statement.

Attached as Exhibit 5.1 to this Current Report on Form 8-K and incorporated herein by reference is a copy of the opinion of Kurzman Eisenberg Corbin & Lever, LLP relating to the validity of the Notes (the “Legal Opinion”). The Legal Opinion is also filed with reference to, and is hereby incorporated by reference into, the Prospectus Supplement and the related base prospectus, which forms a part of the Registration Statement.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information regarding the Notes and the Indenture set forth in Item 1.01 above is incorporated herein by reference.

Item 8.01.	Other Events.

On May 5, 2022, the Company issued a press releases announcing the commencement of the Offering.

On May 6, 2022, the Company issued a press releases announcing the pricing of the Offering.

On May 11, 2022, the Company issued a press release announcing the closing of the Offering.

Copies of the foregoing press releases are attached to this Current Report on Form 8-K as Exhibits 99.1, 99.2 and 99.3, respectively.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
1.1	Underwriting Agreement, dated as of May 11, 2022, by and between the Company and Ladenburg Thalmann & Co. Inc., as representative of the several underwriters named therein.

4.1	Sixth Supplemental Indenture, dated May 11, 2022, between the Company and U.S. Bank Trust Company, National Association, as Trustee.

4.2	Form of 7.125% Note due June 30, 2027 (included as Exhibit A to Exhibit 4.1 above).

5.1	Opinion of Kurzman Eisenburg Corbin & Level, LLP.

23.1	Consent of Kurzman Eisenberg Corbin & Lever, LLP to the filing of Exhibit 5.1 herewith (included in Exhibit 5.1).

99.1	Press Release, dated May 5, 2022.

99.2	Press Release, dated May 6, 2022.

99.3	Press Release dated May 11, 2022.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

* * * * *

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Sachem Capital Corp.

Dated: May 11, 2022	By:	/s/ John L. Villano
John L. Villano, CPA
Chief Executive Officer and
Chief Executive Officer

Exhibit Index

Exhibit No.	Description
1.1	Underwriting Agreement, dated as of May 11, 2022, by and between the Company and Ladenburg Thalmann & Co. Inc., as representative of the several underwriters named therein.

4.1	Sixth Supplemental Indenture, dated May 11, 2022, between the Company and U.S. Bank Trust Company, National Association, as Trustee.

4.2	Form of 7.125% Note due June 30, 2027 (included as Exhibit A to Exhibit 4.1 above).

5.1	Opinion of Kurzman Eisenburg Corbin & Level, LLP.

23.1	Consent of Kurzman Eisenberg Corbin & Lever, LLP to the filing of Exhibit 5.1 herewith (included in Exhibit 5.1).

99.1	Press Release, dated May 5, 2022.

99.2	Press Release, dated May 6, 2022.

99.3	Press Release dated May 11, 2022.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).